SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 30,1997





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________




_________________________________________________________________
(Former name or former address, if changes since last report.)


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ITEM 5.  OTHER EVENTS

On December 30, 1997 and January 8, 1998, CPI Corp. issued the following press releases:

  (A) CPI CORP. REPORTS SEASONAL SALES INCREASE IN PORTRAIT
      STUDIOS
      St. Louis, MO., December 30, 1997 - CPI Corp.(NYSE:CPY) today said that sales in the Sears Portrait Studios, its core business, have shown an increase over last year's comparable period through the Christmas week. In making making the announcement, Alyn V. Essman, chairman and chief executive officer said, "In contrast to the flat year-to-year portrait studio sales in the recent third quarter, we have seen an increase of about six percent in the first seven weeks of the fourth quarter."

      Regarding the wall decor business, Essman said, "Prints
      Plus sales continue to be weak through Christmas."

      CPI is a consumer services company operating approximately 1,200 retail locations, including 1,030
      Sears Portrait Studios in the U.S., Puerto Rico and
      Canada and 157 Prints Plus wall decor stores.

  (B) CPI CORP. ANNOUNCES PRELIMINARY TENDER OFFER RESULTS St. Louis, MO., January 8, 1998 - CPI Corp. (NYSE:CPY) today announced the preliminary results of its Dutch Auction tender offer which expired Wednesday, January 7 at 12:00 midnight, New York City time.

      The preliminary count by the depositary for the offer indicated that 1,999,215 shares were tendered and not withdrawn at or below $23.00 per share. The number of shares tendered includes 2,407 odd-lot shares and 475,967 shares tendered pursuant to guaranteed delivery. CPI preliminarily expects to purchase 1,999,215 shares at such price representing 100% of the shares tendered at or below the $23.00 price.

      The determination of the actual number of shares purchased is subject to final confirmation and the proper delivery of all shares tendered and not withdrawn, including shares tendered pursuant to the guaranteed delivery procedure. Payment for such shares accepted for payment and return of any shares tendered but not accepted for payment will occur as soon as practicable.

      CPI is a consumer services company operating approximately 1,200 retail locations, including 1,030
      Sears Portrait Studios in the U.S., Puerto Rico and
      Canada and 157 Prints Plus wall decor stores.

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  January 8, 1998























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